Exhibit 21

Name	Country
Arena Sport Rechte und Marketing GmbH	Germany
Artson System Pty Ltd.	Australia
Asia Television Advertising LLC	USA-Delaware
Associated SMR, Inc.	USA-Delawre
Aster Marketing SP. z o.o	Poland
Aster SP. z o.o	Poland
At Media Hungary Kft	Hungary
At Media Sp. z o.o	Poland
Austar Entertainment Pty Ltd.	Australia
Austar Satellite Pty Ltd.	Australia
Austar Satellite Ventures Pty Ltd.	Australia
Austar Services Pty Ltd.	Australia
Austar United Broadband Pty Ltd.	Australia
Austar United Communications Ltd.	Australia
Austar United Holdco I Pty Ltd.	Australia
Austar United Holdings Pty Limited	Australia
Austar United Mobility Pty Ltd.	Australia
Bazuca.com, Chile S.A.	Chile
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Cable Management Ireland Ltd.	Ireland
Cablecom (Luxembourg) GP Sarl	Luxembourg
Cablecom Holdings GmbH	Switzerland
Cablecom Kabelkommunikation GmbH	Austria
Cablecom Luxembourg SCA	Luxembourg
CCom Holdings (Luxembourg) Sarl	Luxembourg
C-Cure NV	Belgium
Century Programming Ventures Corp.	USA-Nevada
Century United Programming Ventures Pty Ltd.	Australia
Ceska Programova Spol. Sro	Czech Republic
Chello Central Europe Sp. z o.o	Poland
Chello Central Europe Srl	Romania
Chello Central Europe sro	Czech Republic
Chello Central Europe Zrt	Hungary
Chello Networks Srl	Romania
Chello Zone EMEA (2) Ltd.	United Kingdom
Chello Zone EMEA Ltd.	United Kingdom
Chello Zone Holdings Ltd.	United Kingdom
Chellomedia B.V.	Netherlands
Chellomedia CEE Holdco B.V.	Netherlands

Chellomedia Direct Programming B.V.	Netherlands
Chellomedia Holdings UK II Ltd.	United Kingdom
Chellomedia Priority B.V.	Netherlands
Chellomedia Programming B.V.	Netherlands
Chellomedia Programming Financing B.V.	Netherlands
Chellomedia Programming Financing Holdco B.V.	Netherlands
Chellomedia Programming Financing Holdco II B.V.	Netherlands
Chellomedia Programming Financing Partnership	USA-Delaware
Chellomedia Services Ltd.	United Kingdom
Chellozone (UK) Ltd.	United Kingdom
Chippawa Pty Ltd.	Australia
Chorus Communications Ltd.	Ireland
Club Channel Ltd.	United Kingdom
Continental Century Pay TV Pty Ltd.	Australia
CTV Pty Ltd.	Australia
CZ EMEA Channels Partnership	United Kingdom
Dovevale Pty Ltd.	Australia
Eisa Finance Pty. Ltd.	Australia
Encore International LLC	USA-Colorado
Europe Acquisition, Inc.	USA-Delaware
Finance Center Telenet Sarl	Luxembourg
Focus Sat Romania Srl	Romania
Grelano Beteiligungsverwaltungs GmbH	Austria
Iesy Hessen Verwaltungs GmbH	Germany
Ilona Investments Pty Ltd.	Australia
Independent Wireless Cable Ltd.	Ireland
Inode AG	Liechtenstein
Jacolyn Pty Ltd.	Australia
JimJam CEE Ltd.	United Kingdom
JimJam East LLC	Russia
JimJam Television Ltd.	United Kingdom
Kabel Baden-Wurttemberg GmbH	Germany
Kabel BW Erste Beteiligungs GmbH	Germany
Kabel BW GmbH	Germany
Kabel BW Musketeer GmbH	Germany
Kidillia Pty Ltd.	Australia
Labesa Holding B.V.	Netherlands
LGE Holdco I BV	Netherlands
LGE Holdco II BV	Netherlands
LGI Bidco Pty Limited	Australia
LGI Broadband Operations, Inc.	USA-Delaware
LGI China Holdings B.V.	Netherlands

LGI China Holdings, Limited	Hong Kong
LGI DTH Ireland	Ireland
LGI International Holdings, Inc.	USA-Colorado
LGI International, Inc.	USA-Delaware
LGI Investments 1 Pty Limited	Australia
LGI Investments 2 Pty Limited	Australia
LGI Mobile BV	Netherlands
LGI Ventures B.V.	Netherlands
LGI Ventures Management, Inc.	USA-Delaware
LGJ Holdings LLC	USA-Delaware
Liberty Cablevision of Puerto Rico LLC	USA-Delaware
Liberty Chile, Inc.	USA-Colorado
Liberty FA Holdings, Inc.	USA-Delaware
Liberty Global Europe B.V.	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe Holding B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Ltd.	United Kingdom
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Europe, Inc.	USA-Delaware
Liberty Global Holding B.V.	Netherlands
Liberty Global Japan, LLC	USA-Delaware
Liberty Global Management, LLC	USA-Colorado
Liberty Global Services II, LLC	USA-Colorado
Liberty Global Services, LLC	USA-Colorado
Liberty Home Shop International, Inc.	USA-Colorado
Liberty International Cable Management, Inc.	USA-Colorado
Liberty Japan MC, LLC	USA-Delaware
Liberty Japan V, Inc.	USA-Delaware
Liberty Latin Programming Ltd.	Cayman Islands
Liberty Media International Holdings, LLC	USA-Delaware
Liberty Movies Australia Pty Limited	Australia
Liberty Programming Japan, LLC	USA-Delaware
Liberty Programming South America, LLC	USA-Colorado
Liberty South America, S.R.L.	Argentina
Liberty Uruguay, Inc.	USA-Delaware
Liberty VIV II, Inc.	USA-Delaware
LMI Japan Management, Inc.	USA-Delaware
LMI Programming South America S.A.	Uruguay
LMINT Holdings, LLC	USA-Delaware
MGM Channel Central Europe GP BV	Netherlands
Minorite Pty Ltd.	Australia

Multicanal (Spain) Holding SLU	Spain
Multicanal Iberia SLU	Spain
Netfront Information Technology Ltd.	Hong Kong
NTL Communications (Ireland) Ltd.	Ireland
NTL Irish Networks Ltd.	Ireland
Outdoor TV Ltd.	United Kingdom
Plator Holding B.V.	Netherlands
Pramer S.C.A.	Argentina
Priority Holding B.V.	Netherlands
Priority Telecom N.V.	Netherlands
Priority Telecom Service Corporation, Inc.	USA-Delaware
Priority Wireless AG	Switzerland
Priority Wireless B.V.	Netherlands
Reality TV USA Ltd.	United Kingdom
Romantica (East) Ltd.	United Kingdom
Romantica Television Srl	Romania
Saturn (NZ) Holding Co. Pty Ltd.	Australia
Selectra Pty Ltd.	Australia
Sentino S.A.	Uruguay
Sitel SA	Switzerland
Sky Vision Ltd.	Hong Kong
Sociedad Televisora CBC Limitada	Chile
Southam Chile S.A.	Chile
Studio Company Sp. z o.o	Poland
STV Pty Ltd.	Australia
Suir Nore Relays Ltd.	Ireland
Telelavaux SA	Switzerland
Telenet Group Holding N.V.	Belgium
Telenet International Finance Sarl	Luxembourg
Telenet Luxembourg Finance Center Sarl	Luxembourg
Telenet Mobile NV	Belgium
Telenet NV	Belgium
Telenet Service Center NV	Belgium
Telenet Solutions Luxemburg NV	Luxembourg
Telenet Tecteo Bidco NV	Belgium
Telenet Vlaanderen NV	Belgium
The MGM Channel Central Europe LP	USA-Delaware
The MGM Channel Central Europe Services GmbH	Germany
Trnavatel s.r.o.	Slovak Republic
T-VGAS NV	Belgium
UAP Australia Programming Pty Ltd.	Australia
UGC Australia BV	Netherlands

UIH Philippines Holdings, LLC	USA-Colorado
UIH SFCC Holdings L.P.	USA-Colorado
UIH SFCC II, LLC	USA-Colorado
UIH SFCC LP	USA-Colorado
UIM Aircraft, LLC	USA-Colorado
United Asia\Pacific Communications, LLC	USA-Delaware
United AUN, LLC	USA-Colorado
United Austar Partners	USA-Colorado
United Chile Ventures, Inc.	Cayman Islands
United Chile, LLC	USA-Colorado
United Football Broadcasting B.V.	Netherlands
United Latin America Programming, LLC	USA-Colorado
UnitedGlobalCom, Inc.	USA-Delaware
Unitymedia GmbH	Germany
Unitymedia Hessen GmbH & Co. KG	Germany
Unitymedia Hessen Verwaltungs GmbH	Germany
Unitymedia International GmbH	Germany
Unitymedia Management GmbH	Germany
Unitymedia NRW GmbH	Germany
Unitymedia Services GmbH	Germany
UPC Austria GmbH	Austria
UPC Austria Services GmbH	Austria
UPC Belgium B.V.	Netherlands
UPC Broadband France S.A.S.	France
UPC Broadband France SNC	France
UPC Broadband GmbH	Austria
UPC Broadband Holding B.V.	Netherlands
UPC Broadband Holding Services B.V.	Netherlands
UPC Broadband Ireland B.V.	Netherlands
UPC Broadband Ireland Ltd	Ireland
UPC Broadband N.V.	Netherlands
UPC Broadband Operations B.V.	Netherlands
UPC Broadband Slovakia sro	Slovak Republic
UPC Broadband UK Limited	United Kingdom
UPC Cablecom GmbH	Switzerland
UPC Central Europe Holding B.V.	Netherlands
UPC ceska republica a.s.	Czech Republic
UPC Chile Holding BV	Netherlands
UPC Chile Mobile Holding BV	Netherlands
UPC Communications Ireland Ltd	Ireland
UPC Czech Holding B.V.	Netherlands
UPC Direct Programming II B.V.	Netherlands

UPC DTH Leasing Sarl	Luxembourg
UPC DTH Sarl	Luxembourg
UPC DTH Slovakia Sarl	Luxembourg
UPC Equipment BV	Netherlands
UPC Extra II B.V.	Netherlands
UPC Financing Partnership	USA-Delaware
UPC France Holding B.V.	Netherlands
UPC Germany Financing Holding GmbH	Germany
UPC Germany HoldCo 1 GmbH	Germany
UPC Germany HoldCo 2 GmbH	Germany
UPC Germany Holding B.V.	Netherlands
UPC Germany Holdings GmbH	Germany
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Internet Holding B.V.	Netherlands
UPC Luxembourg Holding B.V.	Netherlands
UPC Magyarorszag Kft	Hungary
UPC Nederland B.V.	Netherlands
UPC Nederland Business B.V.	Netherlands
UPC Nederland Mobile B.V.	Netherlands
UPC Nederland Netwerk B.V.	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Oberöstereich GmbH	Austria
UPC Poland Holding B.V.	Netherlands
UPC Polska Sp. z o.o	Poland
UPC Real Estate s.r.o.	Czech Republic
UPC Romania Holding B.V.	Netherlands
UPC Romania Srl	Romania
UPC Switzerland Holding BV	Netherlands
UPC Telekabel Wien GmbH	Austria
UPC Telekabel-Fernsehnetz Region Baden Betriebe GmbH	Austria
UPC Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH	Austria
UPC Western Europe Holding B.V.	Netherlands
Video 2000 SA	Switzerland
Vinatech Pty Ltd.	Australia
VTR Banda Ancha S.A.	Chile
VTR Galaxy Chile S.A.	Chile
VTR Global Carrier S.A.	Chile
VTR GlobalCom S.A.	Chile
VTR Ingeniería S.A.	Chile
VTR Movil S.A.	Chile
VTR Wireless SA	Chile

Westward Horizon Ltd	Ireland
Wicab GmbH	Switzerland
Windytide Pty Ltd.	Australia
Wollongong/Microwave Pty Ltd.	Australia
Zomerwind Holding B.V.	Netherlands
Zone Broadcasting (EMC) Ltd.	United Kingdom
Zone Broadcasting (Maximum Reality) Ltd.	United Kingdom
Zone Broadcasting E! (Turkey) Ltd.	United Kingdom
Zone East 1 LLC	Russia
Zone East 2 LLC	Russia
Zone East LLC	Russia
Zone Kids Limited	United Kingdom
Zone Licensing Ltd.	United Kingdom
Zone Studios Srl	Romania
Zone Vision (China) Ltd.	United Kingdom
Zonemedia Broadcasting Ltd.	United Kingdom
Zonemedia Enterprises Ltd.	United Kingdom
Zonemedia Group Ltd.	United Kingdom
Zonemedia Management Ltd.	United Kingdom
Zonemedia Studios Ltd.	United Kingdom